Exhibit 10.5

FIRST AMENDMENT

TO TERM LOAN CREDIT AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is dated as of February 5, 2010 and is entered into by and among Express Holding, LLC, a Delaware limited liability company (“Holdings”), Express, LLC, a Delaware limited liability company (the “Borrower”), MORGAN STANLEY SENIOR FUNDING, INC. (“MSSF”), as Administrative Agent (“Administrative Agent”), the Lenders signatory hereto and, for purposes of Section IV hereof, the Guarantors listed on the signature pages hereto, and is made with reference to that certain TERM LOAN CREDIT AGREEMENT dated as of July 6, 2007 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement” and after giving effect to this Amendment, the “Amended Agreement”) by and among the Borrower, Holdings, the subsidiaries of the Borrower named therein, the Lenders, the Administrative Agent, Morgan Stanley & Co. Incorporated, as Collateral Agent, and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, the Loan Parties have requested that Required Lenders agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to certain conditions, Required Lenders are willing to agree to such amendment relating to the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

1.1	Amendments to Section 1.01: Certain Defined Terms.

Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“First Amendment” means that certain First Amendment to the Term Loan Credit Agreement dated as of February 5, 2010 among the Borrower, Holdings, Administrative Agent, the financial institutions and the Guarantors listed on the signature pages thereto.

“First Amendment Effective Date” means the date of satisfaction of the conditions referred to in Section II of the First Amendment.

“Newco” means a newly formed subsidiary of Parent to be formed in connection with the incurrence of debt permitted under Section 5.02(b)(xix) hereof.

“Opco Bonds” has the meaning specified in Section 5.02(b)(xix).

“TopCo Credit Agreement” means that certain Credit Agreement, dated as of July 26, 2008, among Express Topco LLC, the lenders party thereto and KKR SCF Loan Administration, LLC, as administrative agent.

1.2	Amendments to Section 1.01.

Section 1.01 of the Credit Agreement is hereby amended by:

(a) amending the definition of “Applicable Margin” to (i) replace the table set forth therein in its entirety with the following (including the addition of the proviso immediately thereafter), (ii) insert the words “and the Borrower’s corporate family rating by Moody’s and corporate credit rating by S&P” after the words “Leverage Ratio” in the first two instances such words appear in the second paragraph thereof and (ii) insert the words “due to a change in the Leverage Ratio” after the words “no reduction in the Applicable Margin” in clause (A) of the proviso in the second paragraph thereof:

“

Leverage Ratio	Base Rate Advances	Eurodollar Rate Advances
Level I Less than 1.00:1.00	3.00%	4.00%
Level II 1.00:1.00 or greater	3.25%	4.25%

; provided that the Applicable Margin for Base Rate Advances and Eurodollar Rate Advances set forth above shall, in each case, be further increased by 0.50% per annum in the event that, at the time of determination, the Borrower’s corporate family rating is not B2 or better by Moody’s and corporate credit rating is not B or better by S&P.”

(b) amending the definition of “Change of Control” by inserting the following sentence at the end thereof:

“As used in this definition of “Change of Control”, Parent shall be deemed to be a reference to Parent or any direct or indirect holding company of Parent.”

(c) amending the definition of “Leverage Ratio” by inserting the following proviso at the end thereof:

“provided that in calculating the Leverage Ratio for purposes of determining the Applicable Margin and the Prepayment Percentage for Excess Cash Flow prepayments required to be made pursuant to Section 2.04(b)(i), no more than $75,000,000 of cash and Cash Equivalents may be netted against Consolidated Debt for Borrowed Money.”

1.3	Amendments to Section 5.02(b).

Section 5.02(b) of the Credit Agreement is hereby amended by removing the “and” that occurs at the end of Clause (xvii) thereof, replacing the “.” that occurs at the end of Clause (xviii) thereof, with an “; and”, and adding the following provision at the end thereof:

“(xix) Debt consisting of senior unsecured notes (“Opco Bonds”) of the Borrower and Newco and the guaranty thereof by the other Loan Parties (including any exchange notes and related guarantees issued pursuant to a customary registration rights agreement) in an aggregate principal amount not to exceed $250,000,000 outstanding at any time, so long as (i) such Debt does not have scheduled principal payments on or before the Termination Date and (ii) after giving effect to the incurrence of such Debt, the Parent and its Subsidiaries are in pro forma compliance with the covenant set forth in Section 5.05 and any Debt extending the maturity of, or refunding or refinancing, in whole or in part, the Opco Bonds and guarantees of the Opco Bonds; provided that (A) the amount of such extending, refunding or refinancing Debt does not result in an increase in the aggregate principal or facility amount thereof (plus the amount of any premium paid in respect of such Debt in connection with any such extension, refunding or refinancing and plus the amount of reasonable expenses incurred by Parent and its Subsidiaries in connection therewith), (B) such Debt does not have a weighted average life to maturity that is less than the weighted average life to maturity of the Debt being extended, refunded or refinanced, (C) such Debt does not have a final maturity earlier than the final maturity of the Debt being extended, refunded or refinanced, and (D) the direct and contingent obligors therefor shall not be changed (unless any contingent obligor is released), as a result of or in connection with such extension, refunding or refinancing.”

1.4	Amendments to Section 5.02(g).

Section 5.02(g) of the Credit Agreement is hereby amended by removing the “and” that occurs at the end of Clause (ix) thereof, replacing the “.” that occurs at the end of Clause (x) thereof, with “;”, and adding the following provisions at the end thereof:

“(xi) so long as (A) no Event of Default shall have occurred and be continuing at such time or would result therefrom and (B) on a pro forma basis both before and after giving effect to such cash dividend, (i) Parent and its Subsidiaries shall have no less than $50,000,000 in available and unrestricted cash and Cash Equivalents and (ii) there shall be no Borrowings (as defined in the ABL Facility Credit Agreement) outstanding in respect of the ABL Facility, Borrower may make payments to Parent with the net cash proceeds of Debt incurred pursuant to Section 5.02(b)(xix), and Parent may subsequently use such payments to declare and pay cash dividends to Parent’s equity holders and to purchase, redeem or otherwise acquire Parent’s Equity Interests for cash, provided that no less than $150,000,000 of such payments (plus any applicable prepayment premium) shall be used to prepay or repay Debt outstanding under the TopCo Credit Agreement;

(xii) so long as (A) no Event of Default shall have occurred and be continuing at such time or would result therefrom and (B) on a pro forma basis both before and after giving effect to such cash dividend, (i) Parent and its Subsidiaries shall have no less than $50,000,000 in available and unrestricted cash and Cash Equivalents and (ii) there shall be no Borrowings (as defined in the ABL Facility Credit Agreement) outstanding in respect of the ABL Facility, Borrower may declare and pay additional cash dividends to Parent on or about the closing date of the issuance of the Opco Bonds, and Parent may subsequently on or about the closing date of the issuance of the Opco Bonds declare and pay additional cash dividends to Parent’s equity holders or Parent may use such additional dividends from Borrower to purchase, redeem or otherwise acquire Parent’s Equity Interests for cash; and

(xiii) Borrower may pay distributions to Parent, and Parent may subsequently pay distributions to Express Topco, LLC in an aggregate amount not to exceed $20,250,000 per Fiscal Year, to the extent necessary to permit Express Topco, LLC to make regularly scheduled interest payments in respect of the TopCo Credit Agreement in accordance with the terms thereof, provided that such distributions reduce the amount of any Restricted Payments that could be available pursuant to Section 5.02(g)(ii).”

1.5	Amendment to Section 5.04(i).

Section 5.04(i) of the Credit Agreement is amended and restated in its entirety to provide as follows:

“(i) the ownership of all outstanding Equity Interests in the Borrower and Newco,”

SECTION II. CONDITIONS TO EFFECTIVENESS

The amendment set forth in Section 1.5 of this Amendment shall become effective upon satisfaction of the conditions precedent set forth in Section IIA below. Each other amendment set forth herein shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all of the following conditions precedent being referred to herein as the “First Amendment Effective Date”):

A. Execution. Administrative Agent shall have received (i) a counterpart signature page of this Amendment duly executed by each of the Loan Parties (ii) a counterpart signature page of this Amendment duly executed by each of the Required Lenders.

B. Fees. The Administrative Agent shall have received all fees and other amounts due and payable by Borrower on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement of the reasonable out-of-pocket fees and expenses of Latham & Watkins LLP and payment of all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder or any other Loan Document.

C. Amendment Fees. The Administrative Agent shall have received, on behalf of each Required Lender which executes and submits to the Administrative Agent a signature page hereto at or prior to 12:00 PM (New York time), on February 5, 2010, an amendment fee equal to 0.50% of the outstanding principal amount of Advances held by such Lenders as of such date.

D. Representations and Warranties. The representations and warranties contained in Section III and IV of this Amendment are true and correct in all material respects on and as of the date hereof and on the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

E. NewCo. Administrative Agent and Collateral Agent shall have received (i) a guaranty supplement in the form of Exhibit E to the Credit Agreement and (ii) a security agreement supplement in the form of Exhibit A to the Security Agreement, in each case duly executed by NewCo.

F. Senior Unsecured Notes. The issuance of Opco Bonds permitted under Section 5.02(b)(xix) shall have been consummated.

SECTION III. REPRESENTATIONS AND WARRANTIES

In order to induce the Required Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party which is a party hereto represents and warrants to each Lender on and as of the date hereof and the First Amendment Effective Date that the following statements are true and correct in all material respects:

A. Corporate Power and Authority. Each Loan Party, which is party hereto, has all requisite power and authority (including, without limitation, all Governmental Authorizations) to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment and the other Loan Documents.

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary action on the part of each Loan Party.

C. No Conflict. The execution, delivery and performance by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents are within such Loan Party’s power, have been duly authorized by all necessary action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, statute, rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, except for violations that (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any material contract, loan agreement, indenture, mortgage deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties, except for violations, defaults or the creation of such rights that could not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect, or (iv) except as permitted under the Amended

Agreement and for the Liens created under the Loan Documents, ABL Facility Loan Documents and Permitted Liens, result in or require the creation of imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries. Each Loan Party and each of its Subsidiaries is in compliance with all applicable laws, rules and regulations, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

D. Governmental Consents. No Governmental Authorization, and no notice to or filing with, any Governmental Authority or any other third party is required for (i) the due execution, delivery or performance by any Loan Party of this Amendment, the Amended Agreement or any of the Transaction Documents, (ii) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created under any of the Collateral Documents (including the first priority nature and second priority nature thereof) or (iv) the exercise by any Agent or any Lender Party of its rights under this Amendment, the Amended Agreement, the other Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (w) the authorizations, approvals, actions, notices and filings contemplated by the Collateral Documents and those listed on Schedule 4.01(e) of the Credit Agreement as amended by the Amendment, (x) those authorizations, approvals, actions, notices and filings, the failure of which to obtain, take, give or make could not be reasonably expected to have a Material Adverse Effect, (y) notices and filings which customarily are required in connection with the exercise of remedies in respect of the Collateral and (z) landlord consents and waivers.

E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each of the Loan Parties party thereto and each constitutes a legal, valid and binding obligation of such Loan Party to the extent a party thereto, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by equity principles (regardless of whether such enforceability is sought in equity or at law).

F. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article IV of the Amended Agreement are true and correct in all material respects on and as of the date hereof and the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan

Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).

Each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the date hereof and the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, the consent of such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document in order to effect the amendments to the Credit Agreement pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the date hereof, each reference in the Credit Agreement to “this Amendment”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) Except for the amendments expressly set forth herein, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

E. Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	EXPRESS, LLC

	By:	/s/ Matt Moellering
Name: Matt Moellering
Title: Chief Financial Officer

GUARANTORS :	EXPRESS HOLDING, LLC

	By:	/s/ Matt Moellering
Name: Matt Moellering
Title: Chief Financial Officer

EXPRESS GC, LLC

	By:	/s/ Matt Moellering
Name: Matt Moellering
Title: Chief Financial Officer

MORGAN STANLEY SENIOR FUNDING, INC., As Administrative Agent

By:	/s/ Steve King
Authorized Signatory

ING Investment CLO II, LTD.		ING International (II) - Senior Bank Loans Euro
By:	ING Alternative Asset Management LLC, as its investment manager	By:	ING Investment Management Co. as its investment manager

/s/ Josh Mahon		/s/ Josh Mahon
Name:	Josh Mahon	Name:	Josh Mahon
Title:	Assistant Vice President	Title:	Assistant Vice President

ING Investment CLO III, LTD.
By:	ING Alternative Asset Management LLC, as its investment manager

/s/ Josh Mahon
By:	Josh Mahon
Title:	Assistant Vice President

ING Investment Management CLO V, LTD.
By: ING Alternative Asset Management LLC,

/s/ Josh Mahon
Name:	Josh Mahon
Title:	Assistant Vice President

CIF C07-4 As Lender

By:	/s/ Stephen Vaccaro
Name:	Stephen Vaccaro
Title:	Co-Chief Investment Officer

Pangaea CLO 2007-1 LTD., As Lender by Pangaea Asset Management, LLC, its Collateral Manager

By:	/s/ Michael P. King
Name:	Michael P. King
Title:	Senior Managing Director

Madison Park Funding II, Ltd.

By Credit Suisse Alternative Capital, Inc. as collateral manager

As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

CSAM Funding IV As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Castle Garden Funding As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium V

By: Credit Suisse Alternative Capital, Inc., as collateral manager

As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium III As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Atrium II As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Credit Suisse High Yield Fund

By: Credit Suisse Alternative Capital, Inc., as Agent (Subadvisor) for

Credit Suisse Asset Management (Australia) Limited, the Responsible

Entity for Credit Suisse High Yield Fund

As Lender

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

Venture II CDO 2002, LIMITED
By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture III CDO, LIMITED By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture IV CDO, LIMITED By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture V CDO, LIMITED By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture VI CDO, LIMITED
By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture VII CDO, LIMITED
By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

Venture VIII CDO, LIMITED
By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

VISTA LEVERAGED INCOME FUND
By its investment advisor, MJX Asset Management LLC As Lender

By:	/s/ John P. Calaba
Name:	John P. Calaba
Title:	Managing Director

AMMC CLO V, LIMITED
By:	American Money Management Corp., as Collateral Manager
As Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC CLO VI, LIMITED
By:	American Money Management Corp., as Collateral Manager
As Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC VII, LIMITED
By:	American Money Management Corp.,
as Collateral Manager
As Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

AMMC VIII, LIMITED
By:	American Money Management Corp., as Collateral Manager
As Lender

By:	/s/ Chester M. Eng
Name:	Chester M. Eng
Title:	Senior Vice President

1903 Debt Fund, LP,
As Lender

By:	/s/ Wendy T. Landon
Name:	Wendy T. Landon
Title:	Managing Director

1903 Offshore Debt Fund Ltd,
As Lender

By:	/s/ Wendy T. Landon
Name:	Wendy T. Landon
Title:	Managing Director

Genesis CLO 2007-1 Ltd.
By:	Ore Hill Partners LLC
Its:	Collateral Manager
As Lender

By:	/s/ Claude A. Baum, Esq.
Name:	Claude A. Baum, Esq.
Title:	General Counsel
Ore Hill Partners LLC

WhiteHorse III, Ltd.
By	WhiteHorse Capital Partners, L.P.
As collateral manager
By	WhiteRock Asset Advisor, LLC, its G.P.
As Lender

	By:	/s/ Ethan Underwood
Authorized Signatory

WhiteHorse V, Ltd.
By	WhiteHorse Capital Partners, L.P.
As collateral manager
By	WhiteRock Asset Advisor, LLC, its G.P.
As Lender

	By:	/s/ Ethan Underwood
Authorized Signatory

GULF STREAM-COMPASS CLO 2005-I, LTD
GULF STREAM-SEXTANT CLO 2006-I, LTD
GULF STREAM SEXTANT CLO 2007-I, LTD
GULF STREAM-COMPASS CLO 2007-1, LTD
NEPTUNE FINANCE CCS, LTD.
By:	Gulf Stream Asset Management LLC
As Collateral Manager
As Lender

By:	/s/ Barry Love
Authorized Signatory

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD.
As Lender

By:	/s/ John P. Thacker
Chief Credit Officer

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD.
As Lender

By:	/s/ John P. Thacker
Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD. As Lender

By:	/s/ John P. Thacker
Chief Credit Officer

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD. As Lender

By:	/s/ John P. Thacker
Chief Credit Officer

MARATHON CLO I LTD., As Lender
By: Marathon Asset Management L.P. Its Collateral Manager

By:	/s/ Louis T. Hanover
Authorized Signatory

MARATHON CLO II LTD., As Lender
By: Marathon Asset Management L.P. Its Collateral Manager

By:	/s/ Louis T. Hanover
Authorized Signatory

Loan Funding IV LLC

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

Gleneagles CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

Liberty CLO, Ltd.

By: Highland Capital Management, L.P.,

As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

Loan Star State Trust

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

Southfork CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

Loan Funding IV LLC

By: Highland Capital Management, L.P., As Collateral Manager

By: Strand Advisors, Inc., Its General Partner

As Lender

By:	/s/ Jason Post
Jason Post
Operations Director

AIB Debt Management, Limited As Lender

By:	/s/ Brent Phillips
Brent Phillips
Vice President
Investment Advisor to
AIB Debt Management, Limited

AIB Debt Management, Limited As Lender

By:	/s/ Mia Bolin
Mia Bolin
Assistant Vice President
Investment Advisor to
AIB Debt Management, Limited

East West Bank, As Lender

By:	/s/ Nancy S. Moore
Authorized Signatory